Vanguard Institutional Total Stock Market Index Fund

Supplement to the Prospectus and Summary Prospectus

New Target Index

Effective immediately, Vanguard Institutional Total Stock Market Index Fund has begun tracking its new target index, the CRSP US Total Market Index, as previously approved by the Fund’s board of trustees. The board believes that the new index is well-constructed and offers comprehensive coverage of the Fund’s market segment. In addition, Vanguard’s agreement with the new index provider may result in considerable savings to shareholders over time in the form of lower expense ratios.

The new index, like the previous index, measures the overall stock market, so the investment objective and risks described in the Fund’s current prospectus will not change. The Fund’s new target index could provide different investment returns (either lower or higher) or different levels of volatility than those of the previous index.

Prospectus and Summary Prospectus Text Changes

The paragraph and table under “Fees and Expenses” is replaced with the following:

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Institutional	Institutional Plus
	Shares	Shares
Management Expenses	0.04%	0.02%
12b-1 Distribution Fee	None	None
Other Expenses	None	None
Total Annual Fund Operating Expenses[1]	0.04%	0.02%

1 The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the Fund through its investment in business development companies. The Fund’s target benchmark no longer includes business development companies.

In the same section, under “Examples,” the table illustrating the hypothetical expenses is restated as follows:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$4	$13	$23	$51
Institutional Plus Shares	$2	$6	$11	$26

The paragraph under “Primary Investment Strategies” is replaced with the following:

The Fund employs an indexing investment approach designed to track the performance of the CRSP US Total Market Index, which represents approximately 100% of the investable U.S. stock market and includes large-, mid-, small-, and micro-cap stocks regularly traded on the New York Stock Exchange and Nasdaq. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures such as price/earnings ratio and dividend yield.

The paragraph under “Annual Total Returns” is replaced with the following:

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

The following credit line is added:

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Securities Prices, and neither the University of Chicago nor its Center for Research in Securities Prices makes any representation regarding the advisability of investing in the funds.

Prospectus Text Changes

The following replaces similar text in the More on the Fund section under the heading “A Similar But Distinct Vanguard Fund”:

The Fund offered by this prospectus should not be confused with Vanguard Total Stock Market Index Fund, a separate Vanguard fund that also seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. Both funds invest in representative samples of the stocks that make up their target indexes, but specific stocks held by the funds will differ. This index sampling strategy, combined with differences in the funds’ respective cash flows and expenses, is expected to produce slightly different investment performance by the funds. Although Vanguard Institutional Total Stock Market Index Fund offers lower expenses, investors should not necessarily expect this Fund to outperform Vanguard Total Stock Market Index Fund over any particular period of time. To obtain a prospectus for Vanguard Total Stock Market Index Fund, please call 800-662-7447.

Within the same section, the “Plain Talk About Fund Expenses” is replaced with the following:

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated
in the Fees and Expenses section, Vanguard Institutional Total Stock Market
Index Fund’s expense ratios would be as follows: for Institutional Shares,
0.04%, or $0.40 per $1,000 of average net assets; for Institutional Plus
Shares, 0.02%, or $0.20 per $1,000 of average net assets. The average expense ratio for multi-cap core funds in 2011 was 1.18%, or $11.80 per
$1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Securities Prices, and neither the University of Chicago nor its Center for Research in Securities Prices makes any representation regarding the advisability of investing in the funds.

© 2013 The Vanguard Group, Inc. All rights reserved.
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